Exhibit 99.1

Oasis Midstream Partners Announces Appointment of Harry N. Pefanis to Board of Directors

Houston, Texas — July 11, 2018 — Oasis Midstream Partners LP (NYSE: OMP) (the “Partnership” or “OMP”) today announced the appointment of Harry N. Pefanis to the Board of Directors of OMP’s general partner, where he will also serve as a member of both the Audit and Conflicts Committees. Mr. Pefanis will serve as an independent director, and his appointment brings the total number of directors to seven.

Mr. Pefanis, who currently serves as President and Chief Commercial Officer with Plains GP Holdings LP, brings over 35 years of energy experience having worked in various roles at Plains and its predecessors since 1983. Prior to working at Plains, Mr. Pefanis served as auditor for the national accounting firm Price Waterhouse & Co. Mr. Pefanis holds a Bachelors of Business Administration in accounting from the University of Oklahoma.

Commenting on the appointment, Tommy Nusz, Chairman of the Board of Directors, said, “It is a privilege to welcome Mr. Pefanis to the OMP board. His extensive experience at one of the largest publicly-traded Midstream companies and his accounting background are extremely valuable and suit him well to be on our Audit and Conflicts Committees.”

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Partnership, including the Partnership's capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, the Partnership's ability to integrate acquisitions into its existing business, changes in oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in the estimates of proved reserves and forecasted production results of the Partnership's customers, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Partnership's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Partnership's business and other important factors. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those expressed in any forward-looking statements.
Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

About Oasis Midstream Partners LP
Oasis Midstream is a growth-oriented, fee-based master limited partnership initially formed by Oasis Petroleum (NYSE: OAS) to own, develop, operate and acquire a diversified portfolio of midstream assets in North America that are integral to the oil and natural gas operations of Oasis Petroleum and strategically positioned to capture volumes from other producers. Oasis Midstream's initial assets are located in the Williston Basin area of North Dakota and Montana. For more information, please visit Oasis Midstream’s website at www.oasismidstream.com.

Exhibit 99.1

Contact:
Oasis Midstream Partners LP
Bob Bakanauskas, (281) 404-9638
Director, Investor Relations